Exhibit 10.26

West Corporation

11808 Miracle Hills Drive

Omaha, Nebraska 68154

June 24, 2013

Thomas H. Lee Partners, L.P.

100 Federal Street

Boston, MA 02110

Attention: Soren L. Oberg

Dear Soren:

As you know, prior to its IPO in March 2013, West Corporation and its subsidiaries and affiliates (the “Company”) regularly provided financial and operating reports and other information to the undersigned funds affiliated with Thomas H. Lee Partners, L.P. (the “THL Funds”) in connection with the THL Funds’ monitoring of their investments in the Company. At the request of the THL Funds, the Company will continue to provide such information to the THL Funds in a similar fashion to what had been provided prior to the IPO, with such modifications as the Company may discuss with the THL Funds from time to time. Such information may include non-public information regarding the Company (“Confidential Information”). Set forth below is our agreement regarding such Confidential Information:

1.

The THL Funds will keep confidential and will not disclose, divulge or use for any purpose, other than to monitor their investment in the Company, any Confidential Information obtained from the Company, unless such Confidential Information (i) is known or becomes known to the public in general (other than as a result of a breach of confidentiality by a THL Fund), (ii) is or has been independently developed or conceived by a THL Fund or its Representatives (defined below) without use of the Confidential Information or (iii) is or has been made known or disclosed to the THL Funds or their Representatives by a third party without a breach of any obligation of confidentiality such third party may have to the Company that is known to a THL Fund; provided, however, that (x) a THL Fund may disclose Confidential Information (a) to its attorneys, accountants, consultants, and other professional advisors to the extent necessary to obtain their services in connection with monitoring its investment in the Company, (b) to its directors, officers, employees, agents, owners, shareholders, co-investors, affiliates, partners, members, investors or potential investors subject to confidentiality obligations in the ordinary course of business (collectively, but only to the extent such persons listed in this clause (b) receive Confidential Information from a THL Fund, “Representatives”), or (c) as may otherwise be requested or required by law, rule, regulation, legal order, decree, subpoena, litigation discovery request, stock exchange rule, body of accountancy or legal, judicial, administrative or any similar process; and (y) the Company acknowledges that the

THL Funds, their affiliates or Representatives may review the business plans and related proprietary information of many enterprises, including enterprises which may have products or services which compete directly or indirectly with those of the Company, and nothing herein shall preclude or in any way restrict the THL Funds, their affiliates or Representatives from investing or participating in any particular enterprise, or trading in the securities thereof (subject to compliance with applicable securities laws), whether or not such enterprise has products or services that compete with those of the Company.

2.	The THL Funds have taken commercially reasonably appropriate steps to assure that neither it nor any of its Representatives will purchase or sell securities issued by the Company on the basis of material non-public information or communicate such information to others under circumstances in which it is reasonably foreseeable that such person may purchase or sell securities issued by the Company.

The Company acknowledges that the THL Funds may enter into one or more underwriting agreements pursuant to which they may sell securities of the Company. Nothing herein shall limit the THL Funds’ rights under any such underwriting agreement. Moreover, nothing herein shall limit the rights of any of THL Fund’s affiliates or Representatives who serve on the board of directors of the Company under any indemnification agreement between such affiliates or Representatives and the Company.

Very truly yours,

WEST CORPORATION

By:	/s/ David C. Mussman
Name: David C. Mussman
Title: Executive Vice President, Secretary and General Counsel

Acknowledged and Agreed to by:

THOMAS H. LEE EQUITY FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:	/s/ Soren L. Oberg
Name: Soren L. Oberg
Title: Managing Director

THOMAS H. LEE PARALLEL FUND VI, L.P.
By: THL Equity Advisors, VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:	/s/ Soren L. Oberg
Name: Soren L. Oberg
Title: Managing Director

THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:	/s/ Soren L. Oberg
Name: Soren L. Oberg
Title: Managing Director

THL COINVESTMENT PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P., its general partner
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:	/s/ Soren L. Oberg
Name: Soren L. Oberg
Title: Managing Director

THL EQUITY FUND VI INVESTORS (WEST), L.P.
By: THL Equity Advisors VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:	/s/ Soren L. Oberg
Name: Soren L. Oberg
Title: Managing Director

THL EQUITY FUND VI INVESTORS (WEST) HL, L.P.
By: THL Equity Advisors VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:	/s/ Soren L. Oberg
Name: Soren L. Oberg
Title: Managing Director

PUTNAM INVESTMENTS HOLDINGS, LLC
By: Putnam Investments, LLC, its managing member
By: Thomas H. Lee Advisors, LLC, its attorney-in-fact
By: THL Holdco, LLC, its managing member

By:	/s/ Soren L. Oberg
Name: Soren L. Oberg
Title: Managing Director

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY III LLC
By: Putnam Investment Holdings, LLC, its managing partner
By: Putnam Investments, LLC, its managing member
By: Thomas H. Lee Advisors, LLC, its attorney-in-fact
By: THL Holdco, LLC, its managing member

By:	/s/ Soren L. Oberg
Name: Soren L. Oberg
Title: Managing Director